UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K/A
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2012

KBS LEGACY PARTNERS APARTMENT REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54673	27-0668930
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On November 8, 2012, KBS Legacy Partners Apartment REIT, Inc. (the “Company”) filed a Current Report on Form 8-K dated November 6, 2012 with regard to the acquisition of a 301-unit apartment complex encompassing 308,377 rentable square feet located in Charlotte, North Carolina (“Wesley Village”). The Company hereby amends the Form 8-K dated November 8, 2012 to provide the required financial information related to its acquisition of Wesley Village.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Wesley Village

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2012 (unaudited) and the Year Ended December 31, 2011	F-2
	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2012 (unaudited) and the Year Ended December 31, 2011	F-3

(b)	Pro Forma Financial Information

KBS Legacy Partners Apartment REIT, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5
	Unaudited Pro Forma Balance Sheet as of September 30, 2012	F-6
	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2012	F-8
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2011	F-10

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS LEGACY PARTNERS APARTMENT REIT, INC.

Dated: December 18, 2012	BY:	/s/ DAVID E. SNYDER
David E. Snyder
Chief Financial Officer, Treasurer and Secretary

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Legacy Partners Apartment REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Wesley Village for the year ended December 31, 2011. This statement is the responsibility of Wesley Village ’s management. Our responsibility is to express an opinion on the statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of Wesley Village's internal control over financial reporting. Accordingly, we express no opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of Wesley Village’s revenues and expenses.
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of Wesley Village for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California
December 18, 2012

WESLEY VILLAGE
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

	Nine Months Ended	Year Ended
	September 30, 2012	December 31, 2011
	(unaudited)
Revenues:
Rental income	$2,654	$3,228
Other income	95	97
Total revenues	2,749	3,325
Expenses:
Salaries and wages	248	352
Real estate taxes and insurance	218	308
General and administrative	194	238
Utilities	45	154
Repairs and maintenance	147	145
Total expenses	852	1,197
Revenues over certain operating expenses	$1,897	$2,128

See accompanying notes.

WESLEY VILLAGE
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2012 (unaudited)
and the Year Ended December 31, 2011

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On November 6, 2012, KBS Legacy Partners Apartment REIT, Inc. (“KBS Legacy Partners REIT”), through an indirect wholly owned subsidiary, KBS Legacy Partners Wesley LLC, purchased a 301-unit apartment complex (“Wesley Village”) from Wesley Village Development, LP (the “Seller”). The seller is not affiliated with the Company or its advisors. Wesley Village is located in Charlotte, North Carolina on approximately 11.0 acres of land. In addition, the Company, through an indirect wholly owned subsidiary, KBS Legacy Partners Wesley Land LLC, acquired from the Seller a 3.8-acre parcel of undeveloped land (the "Adjacent Land") adjacent to Wesley Village. The purchase price of Wesley Village was $43.8 million plus closing costs and the purchase price of the Adjacent Land was $2.0 million plus closing costs.
KBS Legacy Partners REIT is a Maryland corporation formed to invest in and manage a diverse portfolio of high quality apartment communities located throughout the United States.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
Wesley Village is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS Legacy Partners REIT expects to incur in the future operations of Wesley Village. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Wesley Village.
The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2012 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) Wesley Village was acquired from an unaffiliated party and (ii) based on due diligence of Wesley Village by KBS Legacy Partners REIT, management is not aware of any material factors relating to Wesley Village that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
Wesley Village leases multifamily residential apartments under operating leases generally with terms of one year or less. Rental revenue, net of concessions, is recognized on a straight-line basis over the terms of the leases. Other income consist of charges billed to tenants for utilities, carport and garage rental, administrative, application and other fees and are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

WESLEY VILLAGE
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2012 (unaudited)
and the Year Ended December 31, 2011

4.	COMMITMENTS AND CONTINGENCIES
Legal Matters
From time to time, Wesley Village may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its financial condition or results of operations for the periods presented.
Environmental
Management is not aware of any material environmental liabilities relating to Wesley Village that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to Wesley Village could result in future environmental liabilities.

5.	SUBSEQUENT EVENTS
KBS Legacy Partners REIT evaluates subsequent events up until the date the financial statements are issued. The accompanying statements of revenues over certain operating expenses were issued on December 18, 2012.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheet of KBS Legacy Partners Apartment REIT, Inc. (“KBS Legacy Partners REIT”) as of December 31, 2011 and September 30, 2012, the related consolidated statement of operations, stockholders’ equity, cash flows for the year ended December 31, 2011 and for the three and nine months ended September 30, 2012, and the notes thereto. The consolidated financial statements of KBS Legacy Partners REIT as of and for the year ended December 31, 2011 and the consolidated financial statements as of and for the three and nine months ended September 30, 2012 have been included in KBS Legacy Partners REIT’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statement of revenues over certain operating expenses and the notes thereto of Poplar Creek, The Residence at Waterstone, Legacy Crescent Park and Legacy at Martin's Point, which have been included in KBS Legacy Partners REIT’s prior filings with the SEC, and the statement of revenues over certain operating expenses and the notes thereto of Wesley Village, which are included herein.
The following unaudited pro forma balance sheet as of September 30, 2012 has been prepared to give effect to the acquisition of Wesley Village as if the acquisition occurred on September 30, 2012. The acquisitions of Poplar Creek, The Residence at Waterstone, Legacy Crescent Park and Legacy at Martin’s Point are included in KBS Legacy Partners REIT's historical balance sheet as of September 30, 2012.
The following unaudited pro forma statement of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011 have been prepared to give effect to the acquisitions of (i) Poplar Creek acquired on February 9, 2012, (ii) The Residence at Waterstone acquired on April 6, 2012, (iii) Legacy Crescent Park acquired on May 3, 2012, (iv) Legacy at Martin’s Point acquired on May 31, 2012 and (v) Wesley Village acquired on November 6, 2012 as if these acquisitions occurred on January 1, 2011.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of Poplar Creek, The Residence at Waterstone, Legacy Crescent Park, Legacy at Martin’s Point and Wesley Village been consummated as of the dates indicated. The audited statement of revenues over certain operating expenses of Poplar Creek has been previously filed on Form 8-K/A with the SEC on April 12, 2012, the audited statement of revenues over certain operating expenses of The Residence at Waterstone has been previously filed on Form 8-K/A with the SEC on May 10, 2012, the audited statement of revenues over certain operating expenses of Legacy Crescent Park had been previously filed on Form 8-K/A with the SEC on May 29, 2012 and the audited statement of revenues of Legacy at Martin's Point has been previously filed on Form 8-K/A with the SEC on June 27, 2012. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2012
(in thousands, except share and per share amounts)

	KBS Legacy Partners Apartment REIT Historical (a)	Pro Forma Adjustments		Pro Forma Total
		Wesley Village (b)
Assets
Real estate:
Land	$24,768	$5,000	(c)	$29,768
Buildings and improvements	156,253	39,237	(c)	195,490
Tenant origination and absorption costs	5,363	1,513	(c)	6,876
Total real estate, cost	186,384	45,750		232,134
Less accumulated depreciation and amortization	(8,624)	—		(8,624)
Total real estate, net	177,760	45,750		223,510
Cash and cash equivalents	32,913	(16,335)		16,578
Restricted cash	1,602	—		1,602
Deferred financing costs, prepaid expenses and other assets	2,761	160	(d)	2,921
Total assets	$215,036	$29,575		$244,611
Liabilities and stockholders’ equity
Mortgage note payable	$138,365	$29,575		$167,940
Accounts payable and accrued liabilities	3,068	—		3,068
Due to affiliates	7	—		7
Distributions payable	553	—		553
Other liabilities	520	—		520
Total liabilities	142,513	29,575		172,088
Commitments and contingencies
Redeemable common stock	1,550	—		1,550
Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 10,614,282 shares issued and outstanding	106	—		106
Additional paid-in capital	88,346	—		88,346
Cumulative distributions and net losses	(17,479)	—		(17,479)
Total stockholders’ equity	70,973	—		70,973
Total liabilities and stockholders’ equity	$215,036	$29,575		$244,611

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
as of September 30, 2012

(a)	Historical financial information derived from KBS Legacy Partners REIT’s quarterly report on Form 10-Q as of September 30, 2012.

(b)
Represents the acquisition of Wesley Village. The total purchase price of Wesley Village, including the adjacent land, was $45.8 million. This amount was funded from a five-year note of $29.6 million secured by Wesley Village, and cash available from proceeds, net of offering costs, received from KBS Legacy Partners REIT’s initial public offering through September 30, 2012.

(c)
KBS Legacy Partners REIT recorded the cost of tangible assets and identifiable intangibles (consisting of tenant origination and absorption costs) acquired in a business combination based on their estimated fair values. The purchase price allocation for these acquisitions are preliminary and subject to change.

(d)	Represents loan fees incurred in conjunction with the related financing.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2012
(in thousands, except share and per share amounts)

	KBS Legacy Partners Apartment REIT Historical (a)	Pro Forma Adjustments										Pro Forma Total
		Poplar Creek		The Residence at Waterstone		Legacy Crescent Park		Legacy at Martin’s Point		Wesley Village
Revenues:
Rental income	$10,658	$285	(b)	$1,376	(b)	$791	(b)	$1,474	(b)	$2,749	(b)	$17,333
Total revenues	10,658	285		1,376		791		1,474		2,749		17,333
Expenses:
Operating, maintenance, and management	2,914	116	(c)	368	(c)	196	(c)	494	(c)	634	(c)	4,722
Real estate taxes and insurance	1,601	46	(d)	139	(d)	110	(d)	228	(d)	218	(d)	2,342
Asset management fees to affiliate	978	29	(e)	165	(e)	69	(e)	147	(e)	343	(e)	1,731
Property management fees to affiliate	64	—		—		—		—		—		64
Real estate acquisition fees and expenses to affiliate	1,507	(276)	(f)	(662)	(f)	(212)	(f)	(357)	(f)	—		—
Real estate acquisition fees and expenses	1,420	(96)	(f)	(1,050)	(f)	(180)	(f)	(94)	(f)	—		—
General and administrative expenses	1,434	—		—		—		—		—		1,434
Depreciation and amortization	5,975	(695)	(g)	(1,131)	(g)	(330)	(g)	(391)	(g)	971	(g)	4,399
Interest expense	3,185	71	(h)	470	(i)	168	(j)	314	(k)	594	(l)	4,802
Total expenses	19,078	(805)		(1,701)		(179)		341		2,760		19,494
Other income:
Other interest income	18	—		—		—		—				18
Net loss	$(8,402)	$1,090		$3,077		$970		$1,133		$(11)		$(2,143)
Net loss per common share, basic and diluted	$(1.08)											$(0.22)
Weighted-average number of common shares outstanding, basic and diluted	7,795,118											9,731,317	(m)

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2012

(a)	Historical financial information derived from KBS Legacy Partners REIT’s quarterly report on Form 10-Q for the nine months ended September 30, 2012.

(b)
Represents base rental income, operating cost reimbursements and other income from tenants (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the nine months ended September 30, 2012, based on historical operations of the previous owner.

(c)
Represents operating expenses (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the nine months ended September 30, 2012, based on historical operations of the previous owner.

(d)
Represents real estate taxes and insurance expense incurred (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the nine months ended September 30, 2012, based on management’s estimates.

(e)
Represents asset management fees (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the nine months ended September 30, 2012 that would be due to affiliates of KBS Legacy Partners REIT had the asset been acquired on January 1, 2011. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the amount paid or allocated to acquire the investment, inclusive of acquisition fees and expenses related thereto and the amount of any debt associated with or used to acquire such investment.

(f)
Represents adjustments to eliminate non-recurring acquisition fees and expenses related to the specific real estate investment which are reflected in KBS Legacy Partners REIT's historical statement of operations.

(g)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the nine months ended September 30, 2012. Depreciation expense is calculated using the straight-line method over the estimated useful life of 40 years for the building, 20 years for site improvements and five years for furniture, fixtures and equipment. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease, which is generally less than one year.

(h)
Represents loan fee amortization and interest expense incurred on a $20.4 million mortgage loan secured by Poplar Creek (the “Poplar Creek Mortgage Loan”). The Poplar Creek Mortgage Loan bears interest at a fixed rate of 4.0% and matures on March 1, 2019.

(i)
Represents loan fee amortization and interest expense incurred on a $47.9 million mortgage loan secured by The Residence at Waterstone (“The Residence at Waterstone Mortgage Loan”). The Residence at Waterstone Mortgage Loan bears interest at a fixed rate of 3.79% and matures on May 1, 2019.

(j)
Represents loan fee amortization and interest expense incurred on a $14.6 million mortgage loan secured by Legacy Crescent Park (the “Legacy Crescent Park Mortgage Loan”). The Legacy Crescent Park Mortgage Loan bears interest at a fixed rate of 3.47% and matures on June 1, 2019.

(k)
Represents loan fee amortization and interest expense incurred on a $23.0 million mortgage loan secured by Legacy at Martin’s Point (the “Legacy at Martin’s Point Mortgage Loan”). The Legacy at Martin’s Point Mortgage Loan bears interest at a fixed rate of 3.33% and matures on June 1, 2019.

(l)
Represents loan fee amortization and interest expense incurred on a $29.6 million mortgage loan secured by Wesley Village (the “Wesley Village Mortgage Loan”). The Wesley Village Mortgage Loan bears interest at a fixed rate of 2.57% and matures on December 1, 2017.

(m)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS Legacy Partners REIT's initial public offering used to complete the acquisitions were raised as of January 1, 2011 and KBS Legacy Partners REIT received a gross offering price of $10 per share.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(in thousands, except share and per share amounts)

	KBS Legacy Partners Apartment REIT Historical (a)	Pro Forma Adjustments										Pro Forma Total
		Poplar Creek		The Residence at Waterstone		Legacy Crescent Park		Legacy at Martin’s Point		Wesley Village
Revenues:
Rental income	$5,372	$2,736	(b)	$5,338	(b)	$2,238	(b)	$3,460	(b)	$3,325	(b)	$22,469
Total revenues	5,372	2,736		5,338		2,238		3,460		3,325		22,469
Expenses:
Operating, maintenance, and management	1,503	700	(c)	1,370	(c)	683	(c)	1,136	(c)	889	(c)	6,281
Real estate taxes and insurance	985	286	(d)	533	(d)	300	(d)	519	(d)	308	(d)	2,931
Asset management fees to affiliate	362	272	(e)	647	(e)	208	(e)	354	(e)	458	(e)	2,301
Real estate acquisition fees and expenses	23	—		—		—		—		—		23
Real estate acquisition fees and expenses to affiliate	—	—		—		—		—		—		—
General and administrative expenses	1,384	—		—		—		—		—		1,384
Depreciation and amortization	1,890	1,341	(f)	3,082	(f)	1,192	(f)	1,824	(f)	2,807	(f)	12,136
Interest expense	1,323	841	(g)	1,861	(h)	522	(i)	786	(j)	792	(k)	6,125
Total expenses	7,470	3,440		7,493		2,905		4,619		5,254		31,181
Other income:
Other interest income	5	—		—		—		—		—		5
Net loss	$(2,093)	$(704)		$(2,155)		$(667)		$(1,159)		$(1,929)		$(8,707)
Net loss per common share, basic and diluted	$(1.21)											$(1.30)
Weighted-average number of common shares outstanding, basic and diluted	1,734,410											6,691,984	(l)

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

(a)	Historical financial information derived from KBS Legacy Partners REIT’s Annual Report on Form 10-K for the year ended December 31, 2011.

(b)
Represents base rental income, operating cost reimbursements and other income from tenants (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2011, based on historical operations of the previous owner.

(c)
Represents operating expenses (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2011, based on historical operations of the previous owner.

(d)
Represents real estate taxes and insurance expense incurred (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2011, based on management's estimates.

(e)
Represents asset management fees (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2011 that would be due to affiliates of KBS Legacy Partners REIT had the asset been acquired on January 1, 2011. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the amount paid or allocated to acquire the investment, inclusive of acquisition fees and expenses related thereto and the amount of any debt associated with or used to acquire such investment.

(f)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2011. Depreciation expense is calculated using the straight-line method over the estimated useful life of 40 years for the building, 20 years for site improvements and five years for furniture, fixtures and equipment. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease, which is generally less than one year.

(g)
Represents loan fee amortization and interest expense incurred on a $20.4 million mortgage loan secured by Poplar Creek (the “Poplar Creek Mortgage Loan”). The Poplar Creek Mortgage Loan bears interest at a fixed rate of 4.0% and matures on March 1, 2019.

(h)
Represents loan fee amortization and interest expense incurred on a $47.9 million mortgage loan secured by The Residence at Waterstone (“The Residence at Waterstone Mortgage Loan”). The Residence at Waterstone Mortgage Loan bears interest at a fixed rate of 3.79% and matures on May 1, 2019.

(i)
Represents loan fee amortization and interest expense incurred on a $14.6 million mortgage loan secured by Legacy Crescent Park (the “Legacy Crescent Park Mortgage Loan”). The Legacy Crescent Park Mortgage Loan bears interest at a fixed rate of 3.47% and matures on June 1, 2019.

(j)
Represents loan fee amortization and interest expense incurred on a $23.0 million mortgage loan secured by Legacy at Martin’s Point (the “Legacy at Martin’s Point Mortgage Loan”). The Legacy at Martin’s Point Mortgage Loan bears interest at a fixed rate of 3.33% and matures on June 1, 2019.

(k)
Represents loan fee amortization and interest expense incurred on a $29.6 million mortgage loan secured by Wesley Village (the “Wesley Village Mortgage Loan”). The Wesley Village Mortgage Loan bears interest at a fixed rate of 2.57% and matures on December 1, 2017.

(l)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS Legacy Partners REIT's initial public offering used to complete the acquisitions were raised as of January 1, 2011 and KBS Legacy Partners REIT received a gross offering price of $10 per share.